UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2004

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of September 29, 2004, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Loan-Backed Notes, Series 2004-HI3)

                Residential Funding Mortgage Securities II, Inc.
             (Exact name of registrant as specified in its charter)

DELAWARE                         333-110340           41-1808858
(State or Other Jurisdiction     (Commission          (I.R.S. Employer
of Incorporation)                File Number)         Identification No.)

8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                  55437
(Address of Principal                   (Zip Code)
Executive Offices)
Registrant's telephone number, including area code, is (952) 857-7000


Item 8.01. Other Events

        The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2003 and December 31, 2002, and for each of the years in the three-year period ended December 31, 2003, are included in this Form 8-K. The financial statements as of December 31, 2003 and for the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements as of December 31, 2002 and for each of the years in the two-year period ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their respective audit reports on such financial statements in this Form 8-K and their being referred to as "experts" in the Prospectus Supplement relating to Home Loan Trust 2004-HI3, Home Loan-Backed Notes Series 2004-HI3, are attached hereto, as
Exhibit 23.1 in the case of KPMG LLP and as Exhibit 23.2 in the case of Ernst & Young LLP. The financial statements of FGIC as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003 are attached hereto as Exhibit 99.1.

        In addition, the unaudited financial statements of FGIC as of June 30, 2004 for the three-month and six-month periods then ended are attached hereto as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits

(a)      Not applicable

(b)     Not applicable

(c)     Exhibits:


               Item 601(a) of
               Regulation S-K
Exhibit No.    Exhibit No.       Description

1              23.1              Consent of KPMG LLP
               23.2              Consent of Ernst & Young LLP
               99.1              Financial   statements   of   FGIC   as  of
                                 December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003.
               99.2              Financial  statements  of  FGIC  as of June
                                 30, 2004 for the three-month and six-month periods then ended.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES II, INC.

                                            By:     /s/ Mark White
                                            Name:   Mark White
                                            Title:  Vice President

Dated: September 21, 2004

                                                 EXHIBIT INDEX

                    Item 601(a) of
Exhibit             Regulation S-K
Number              Exhibit No.            Description

1                   23.1                   Consent of KPMG LLP

                    23.2                   Consent of Ernst & Young LLP

                    99.1 Financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003

                    99.2 Financial statements of FGIC as of June 30, 2004 for the three-month and six-month periods then ended.
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                                  Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITOR

The Board of Directors
Financial Guaranty Insurance Company:

        We consent to the use of our report dated February 14, 2003 on the predecessor basis financial statements of Financial Guaranty Insurance Company as of December 31, 2002 and for each of the years in the two-year period ended December 31, 2002, included in the Form 8-K of Residential Funding Mortgage Securities II Inc. (the "Registrant"), which is incorporated by reference in the Registrant's registration statement (No. 333-110340), and to the reference to our firm under the heading "Experts" in the Prospectus Supplement relating to the Home Loan Trust 2004-HI3, Home Loan-Backed Notes Series 2004-HI3.




                                                                       KPMG LLP

New York, New York
September 21, 2004


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                                  Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITOR

        We consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement of Home Loan Trust 2004-HI3 for the registration of Home Loan-Backed Notes, Series 2004-HI3, in the registration statement on Form S-3 (No. 333-110340) and to the incorporation by reference therein of our report dated February 20, 2004, with respect to the financial statements of Financial Guaranty Insurance Company appearing in the Form 8-K of Residential Funding Mortgage Securities II, Inc. dated September 21, 2004, filed with the Securities and Exchange Commission.

                                                      /s/ Ernst & Young LLP

New York, NY
September 21, 2004


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